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Filing Fee: $100.00


                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                        OFFICE OF THE SECRETARY OF STATE
                              100 North Main Street
                            Providence, Rhode Island
                                   02903-1335


                       CERTIFICATE OF LIMITED PARTNERSHIP


     Be it Known to All by these Presents. That we, the undersigned, desiring to form a limited partnership under and by virtue of the powers conferred by Chapter 7-13-8 of the General Laws of Rhode Island, do execute the following Certificate of Limited Partnership:

     FIRST: The name of the partnership shall be IMAX RHODE ISLAND LIMITED PARTNERSHIP.
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     SECOND: The address of the specified office of the partnership is

                 123 Dyer Street, Providence, Rhode Island 02903
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                   (NO., STREET, CITY OR TOWN IN RHODE ISLAND)

and the name of the specified agent for service of process at such address is

                              CT Corporation System
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     THIRD: The name and business address of each general partner:


                                                        Residence
         General Partners                   (NO., STREET, CITY OR TOWN, STATE)


IMAX Providence, General Partner Co.        2525 Speakman Dr., Sheridan Park,
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                                            Mississauga, Ontario
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                                            CANADA L5K 1B1
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     FOURTH: The mailing address for the limited partnership is

2525 Speakman Dr., Sheridan Park, Mississauga, Ontario CANADA L5K 1B1
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     FIFTH: The latest date upon which the limited partnership is to dissolve is

December 31, 2050.
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     SIXTH: Any other matters the partners determine to include therein
                (Use schedule A if space below is not sufficient)


     NONE
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In Testimony Whereof, We have hereunto set our hands and stated our residences this  18th  day of  April  A.D. 1997.
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               Signature(s) of all general Partners named therein


                                       IMAX PROVIDENCE GENERAL PARTNER CO.


                                       By: /s/ Peter J. Chilibeck
                                           --------------------------------
                                           Peter J. Chilibeck
                                           Vice President


                                       By: /s/ Gregory J. Breen
                                           --------------------------------
                                           Gregory J. Breen
                                           Vice President




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Province of Ontario                 )
                                    ) Sc.
Regional Municipality of Peel       )


     At the City of Mississauga, in said county on the 18th day of April 1997, before me personally appeared Peter J. Chilibeck and Gregory J. Breen, who being by me first sworn, declared that they are the Vice Presidents of IMAX PROVIDENCE GENERAL PARTNER CO., that he/she signed the foregoing document as such Vice Presidents of the corporation, and that the statements therein are true.




                                               /s/ Karen Janet Britton
                                           --------------------------------
                                                     Notary Public


                                            KAREN JANET BRITTON




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